                                                                    EXHIBIT 99.1
-----------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                         ACCRUAL BASIS -1
-----------------------------------------

-----------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
-----------------------------------------

-----------------------------------------
JUDGE: Honorable Mary F. Walrath
-----------------------------------------

                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                     CONSOLIDATED MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING: June 30, 1999
               FOR THE PERIOD: June 1, 1999 through June 30, 1999
           ---------------------------------------------------------

                                               Document                  Previously                 Explanation
Required Attachments                           Attached                  Submitted                    Attached
1. Tax Receipts                                   ( )                      (X)                          ( )

2. Bank Statements                                (X)                      ( )                          ( )

3. Most recently filed Income Tax                 ( )                      (X)                          ( )
   Return

4. Most recent Annual Financial                   ( )                      (X)                          ( )
   Statements prepared by accountant

NOTE: THIS CONSOLIDATED MONTHLY OPERATING REPORT IS FILED ON A CONSOLIDATED BASIS FOR EACH OF THE 20 ENTITIES THAT IS A DEBTOR-IN-POSSESSION IN THE ABOVE CAPTIONED CASES. INFORMATION, WHERE INDICATED, IS PROVIDED HEREIN WITH RESPECT TO NON-DEBTOR SUBSIDIARIES. THIS INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY ON A BASIS CONSISTENT WITH THE DEBTORS PRIOR PUBLIC FINANCIAL REPORTING.

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Thaddeus Bereday                             President
-----------------------------------------------  -------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Thaddeus Bereday                                       8/15/99
-----------------------------------------------  -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ Lois Mannon                                  Chief Accounting Officer
-----------------------------------------------  -------------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

Lois Mannon                                            8/15/99
-----------------------------------------------  -------------------------------
PRINTED NAME OF PREPARER                                     DATE

Pursuant to an agreement with the office of the United States Trustee, this report is to be filed no later than the 45th day of the month following the end of the month covered by the report.

----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 2
----------------------------------------------

----------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------

                                                                  SECOND QUARTER
----------------------------------------------                    ------
    COMPARATIVE BALANCE SHEET
----------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                 MONTH                MONTH                MONTH
                                                                 -----------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------
    UNRESTRICTED CASH
----------------------------------------------------------------------------------------------------------------
    RESTRICTED CASH                                                     SEE ATTACHED BALANCE SHEET
----------------------------------------------------------------------------------------------------------------
1.  TOTAL CASH
----------------------------------------------------------------------------------------------------------------
2.  ACCOUNTS RECEIVABLE (NET)
----------------------------------------------------------------------------------------------------------------
3.  INVENTORY
----------------------------------------------------------------------------------------------------------------
4.  NOTES RECEIVABLE
----------------------------------------------------------------------------------------------------------------
5.  PREPAID EXPENSES
----------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
7.  TOTAL CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------
8.  PROPERTY, PLANT & EQUIPMENT
----------------------------------------------------------------------------------------------------------------
9.  LESS: ACCUMULATED
    DEPRECIATION / DEPLETION
----------------------------------------------------------------------------------------------------------------
10. NET PROPERTY, PLANT &
    EQUIPMENT
----------------------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS
    AMORTIZATION  (ATTACH  LIST)
----------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
14. TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------------------------
16. TAXES PAYABLE
----------------------------------------------------------------------------------------------------------------
17. NOTES PAYABLE
----------------------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------
19. SECURED DEBT
----------------------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION
    LIABILITIES
----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
23. SECURED DEBT
----------------------------------------------------------------------------------------------------------------
24. PRIORITY DEBT
----------------------------------------------------------------------------------------------------------------
25. UNSECURED DEBT
----------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
----------------------------------------------------------------------------------------------------------------
    DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------
31. TOTAL EQUITY
----------------------------------------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
    OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                           DEBTORS - IN - POSSESSION
                          CONSOLIDATING BALANCE SHEET
                             AS OF: JUNE 30, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.

                                                              NON-DEBTOR SUBSIDIARIES
                                                            (Provided for informational
                                                         purposes only on a basis consistent
                                                         with the Debtors previous public
                                                                financial reporting)

                                                                                    Total
                                          SMTK             SMTK                  Debtors and
                                         Debtors        Non-debtors              Non-debtors
                                         -------        -----------              -----------
Assets
Current assets:
  Cash                                   80,081,231                 -             80,081,231
  Cash held for non-debtors               1,127,870                 -              1,127,870
  AT&T holdback note receivable          40,000,000                 -             40,000,000
  Interest receivable                       500,000                 -                500,000
  Notes receivable, net                   4,583,112                 -              4,583,112
  Inventory                               4,700,005                 -              4,700,005
  Prepaid expenses                          176,023                 -                176,023
                                        -----------    --------------          -------------
Total current assets                    131,168,241                 -            131,168,241

Non current assets:
  Property and equipment, net             1,485,623                 -              1,485,623
                                        -----------    --------------          -------------
Total non current assets                  1,485,623                 -              1,485,623

Total assets                            132,653,864                 -            132,653,864
                                        ===========    ==============          =============

Liabilities and equity
Current liabilities:
  Postpetition accounts payable           3,087,807           764,839              3,852,646
  Excise & sales tax payable                      -                 -                      -
  Other accrued                           4,367,975            49,284              4,417,259
                                        -----------    --------------          -------------
Total current liabilities                 7,455,782           814,123              8,269,905

Prepetition liabilities:
  Accounts payable                       46,171,652                 -             46,171,652
  Excise & sales tax payable              2,465,778                 -              2,465,778
  Other accrued                          20,066,593           103,778             20,170,371
  Accrued interest                        4,171,498                 -              4,171,498
  Long term debt                        150,867,550                 -            150,867,550
  Notes payable-Century/DTR               4,297,999                 -              4,297,999
                                        -----------    --------------          -------------
Total prepetition liabilities           228,041,070           103,778            228,144,847
                                        -----------    --------------          -------------

Total liabilities                       235,496,852           917,901            236,414,752

Intercompany                             (3,245,044)        3,245,044                      -

Shareholders' equity (deficit):
  Common stock                          278,227,663                 -            278,227,663
  Beginning accumulated deficit        (170,658,280)       (3,695,301)          (174,353,581)
  Current year profit (loss)           (207,167,327)         (467,644)          (207,634,970)
                                        -----------    --------------          -------------
Total shareholders' equity              (99,597,944)       (4,162,945)          (103,760,888)
                                        -----------    --------------          -------------

Total liabilities and equity            132,653,864                (0)           132,653,864
                                        ===========    ==============          =============

Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                       For the month ended June 30, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T have agreed to extend the review period to, and including, September 13, 1999. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40 million promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. Although the Company and AT&T have not yet finalized the Closing Statements, AT&T has suggested that the principal amount of the Holdback Note be reduced by $4,578,072 to $35,421,928. Due to the uncertainty surrounding the amount of offsets, if any, against the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated face amount until the Closing Statements are finalized.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. The liquidation of such assets has not yet occurred and thus the actual liquidation value and impairment loss may differ from the Company's preliminary estimates which have been used to prepare the financial statements included herein. The Company undertakes no obligation to update its estimate of the loss or impairment of assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports). The Company will adjust the carrying amounts of such assets in future reporting periods when more accurate realizable values are determined.

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court has established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.


          The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

     --------------------------------------------
     DEBTORS: WORLDWIDE DIRECT, INC., et al.            ACCRUAL BASIS - 3
     --------------------------------------------

     --------------------------------------------
     CASE NUMBERS: 99-108 to 99-127 (MFW)                  SECOND QUARTER
     --------------------------------------------          ------

     ---------------------------------------
     INCOME STATEMENT
     -------------------------------------------------------------------------------
                                              MONTH    MONTH       MONTH     QUARTER
     REVENUES                                                                 TOTAL
     -------------------------------------------------------------------------------
      1. GROSS REVENUES
     -------------------------------------------------------------------------------
      2. LESS: RETURNS & DISCOUNTS         SEE ATTACHED INCOME STATEMENT
     -------------------------------------------------------------------------------
      3. NET REVENUE
     -------------------------------------------------------------------------------
     COST OF GOODS SOLD
     -------------------------------------------------------------------------------
      4. BEGINNING INVENTORY
     -------------------------------------------------------------------------------
      5. ADD: PURCHASES
     -------------------------------------------------------------------------------
      6. LESS: ENDING INVENTORY
     -------------------------------------------------------------------------------
      7. TOTAL COST OF GOODS SOLD
     -------------------------------------------------------------------------------
      8. GROSS PROFIT
     -------------------------------------------------------------------------------
     OPERATING EXPENSES
     -------------------------------------------------------------------------------
      9. OFFICER/INSIDER COMPENSATION
     -------------------------------------------------------------------------------
     10. DIRECT LABOR/SALARIES
     -------------------------------------------------------------------------------
     11. PAYROLL TAXES
     -------------------------------------------------------------------------------
     12. RENT & LEASE EXPENSE
     -------------------------------------------------------------------------------
     13. INSURANCE
     -------------------------------------------------------------------------------
     14. DEPRECIATION/DEPLETION/AMORTIZATION
     -------------------------------------------------------------------------------
     15. GENERAL & ADMINISTRATIVE
     -------------------------------------------------------------------------------
     16. OTHER (ATTACH LIST)
     -------------------------------------------------------------------------------
     17. TOTAL OPERATING EXPENSES
     -------------------------------------------------------------------------------
     18. INCOME BEFORE NON-OPERATING
         INCOME & EXPENSE
     -------------------------------------------------------------------------------
     OTHER INCOME & EXPENSES
     -------------------------------------------------------------------------------
     19. NON-OPERATING INCOME (ATT. LIST)
     -------------------------------------------------------------------------------
     20. NON-OPERATING EXPENSE (ATT. LIST)
     -------------------------------------------------------------------------------
     21. INTEREST EXPENSE
     -------------------------------------------------------------------------------
     22. OTHER (ATTACH LIST)
     -------------------------------------------------------------------------------
     23. NET OTHER INCOME & EXPENSES
     -------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     -------------------------------------------------------------------------------
     24. PROFESSIONAL FEES
     -------------------------------------------------------------------------------
     25. U.S. TRUSTEE FEES
     -------------------------------------------------------------------------------
     26. OTHER (ATTACH LIST)
     -------------------------------------------------------------------------------
     27. TOTAL REORGANIZATION EXPENSES
     -------------------------------------------------------------------------------
     28. INCOME TAX
     -------------------------------------------------------------------------------
     29. NET PROFIT (LOSS)
     -------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                           DEBTORS - IN - POSSESSION
                        CONSOLIDATING INCOME STATEMENT
                       For the month ended June 30, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.

                                                              NON-DEBTOR SUBSIDIARIES
                                                            (Provided for informational
                                                         purposes only on a basis consistent
                                                         with the Debtors previous public
                                                                financial reporting)

                                                                             Total
                                          SMTK             SMTK           Debtors and
                                         Debtors        Non-debtors       Non-debtors
                                         -------        -----------       -----------
Revenue                                       -                  -                 -

Cost of revenue                               -                  -                 -
                                     ----------            -------        ----------
   Gross profit                               -                  -                 -

Expenses:
General and administrative              132,757                  -           131,920

Reorganization costs:
Professionals cost                    1,275,950             49,284         1,325,234
Settlements & cures                      71,000                  -            71,000
Other                                   116,812                258           117,070
                                     ----------            -------        ----------

   Operating profit (loss)           (1,596,519)           (49,542)       (1,645,224)

Interest expense                       (115,074)                 -          (115,074)

Interest income                         475,736              7,169           482,905
                                     ----------            -------        ----------
Net profit (loss)                    (1,235,857)           (42,373)       (1,277,393)
                                     ==========            =======        ==========

Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                       For the month ended June 30, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T have agreed to extend the review period to, and including, September 13, 1999. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40 million promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. Although the Company and AT&T have not yet finalized the Closing Statements, AT&T has suggested that the principal amount of the Holdback Note be reduced by $4,578,072 to $35,421,928. Due to the uncertainty surrounding the amount of offsets, if any, against the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated face amount until the Closing Statements are finalized.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. The liquidation of such assets has not yet occurred and thus the actual liquidation value and impairment loss may differ from the Company's preliminary estimates which have been used to prepare the financial statements included herein. The Company undertakes no obligation to update its estimate of the loss or impairment of assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports). The Company will adjust the carrying amounts of such assets in future reporting periods when more accurate realizable values are determined.

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court has established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.



          The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

                                                               ACCRUAL BASIS - 4
     --------------------------------------------
     DEBTORS: WORLDWIDE DIRECT, INC., et al.                      SECOND QUARTER
     --------------------------------------------                 ------
                                                               Bank: FIRSTAR
     --------------------------------------------                    -------
     CASE  NUMBERS: 99-108 to 99-127 (MFW)               Account type: Operating
     --------------------------------------------                      ---------

     NOTE:

     ALL CASH DISBURSEMENTS, EXCLUDING INTER-ACCOUNT TRANSFERS, ARE DISBURSED OUT OF THE FIRSTAR OPERATING ACCOUNT FROM SMTK EXPEDITE CO., INC. (f.k.a. SMARTALK TELESERVICES, INC.) CASE NUMBER 99-109.

     -----------------------------------------------------------------------------------------------------------------------------
     CASH RECEIPTS AND                                                               MONTH
                                                                           -------------------------------
     DISBURSEMENTS                                                              6/1/99 - 6/30/99
     -----------------------------------------------------------------------------------------------------------------------------
          1.   CASH - BEGINNING OF MONTH                                                    $     48,985
     -----------------------------------------------------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
     -----------------------------------------------------------------------------------------------------------------------------
          2.   CASH  SALES (FROM MERCHANT CARD RECHARGES)                                   $          -
     -----------------------------------------------------------------------------------------------------------------------------
          3.   COLLECTION OF ACCOUNTS RECEIVABLE                                            $          -
     -----------------------------------------------------------------------------------------------------------------------------
          4.   LOANS & ADVANCES                                                             $          -
     -----------------------------------------------------------------------------------------------------------------------------
          5.   SALE OF ASSETS                                                               $          -
     -----------------------------------------------------------------------------------------------------------------------------
          6.   OTHER:
     -----------------------------------------------------------------------------------------------------------------------------
                    TRANSFERS IN FROM MONEY MARKET ACCOUNT                 $   1,000,000
     -----------------------------------------------------------------------------------------------------------------------------
                    MISCELLANEOUS RECEIPTS FROM REFUNDS                    $      67,527
     -----------------------------------------------------------------------------------------------------------------------------
                    MISCELLANEOUS TIMING ADJUSTMENTS                       $      (3,099)
     -----------------------------------------------------------------------------------------------------------------------------
               TOTAL OTHER                                                                  $  1,064,428
     -----------------------------------------------------------------------------------------------------------------------------
          7.   TOTAL RECEIPTS                                                               $  1,064,428
     -----------------------------------------------------------------------------------------------------------------------------
          8.   TOTAL CASH AVAILABLE                                                         $  1,113,413
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     OPERATING DISBURSEMENTS
     -----------------------------------------------------------------------------------------------------------------------------
          9.   CHECKS WRITTEN - (SEE ATTACHED LIST)                                         $     172,620
     -----------------------------------------------------------------------------------------------------------------------------
          10.  WIRE TRANSFERS - (SEE ATTACHED LIST)                                         $      71,000
     -----------------------------------------------------------------------------------------------------------------------------
          11.  OTHER:
     -----------------------------------------------------------------------------------------------------------------------------
                    CASH TRANSFERS OUT                                $            -
     -----------------------------------------------------------------------------------------------------------------------------
                    BANK CHARGES                                      $            -
     -----------------------------------------------------------------------------------------------------------------------------
          12.  TOTAL OTHER                                                                  $           -
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                  $     243,620
     -----------------------------------------------------------------------------------------------------------------------------
               ENDING ACCOUNT BALANCE                                                       $     869,793
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     ADD: CASH BALANCES FROM NON-OPERATING ACCOUNTS                                         $  37,665,309
               SEE ACCRUAL BASIS - 6
     -----------------------------------------------------------------------------------------------------------------------------
     ADD: SHORT-TERM TREASURY BILL SECURITIES BALANCES                                      $  42,674,000
               SEE ACCRUAL BASIS - 6
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS - 6, LINE 14)                         $  81,209,102
     -----------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------
     DEBTORS: WORLDWIDE DIRECT, INC., et al.                   ACCRUAL BASIS - 5
     --------------------------------------------

     --------------------------------------------
     CASE  NUMBERS: 99-108 to 99-127 (MFW)
     --------------------------------------------

     -------------------------------------------------------------------------------------------------------------------
                                                                MONTH                  MONTH               MONTH
                                                           -------------------------------------------------------------
          ACCOUNTS RECEIVABLE AGING                         June 30, 1999
     -------------------------------------------------------------------------------------------------------------------
     1.   0 - 30 days old                                   $          -
     -------------------------------------------------------------------------------------------------------------------
     2.   31 - 60 days old                                             -
     -------------------------------------------------------------------------------------------------------------------
     3.   61 - 90 days old                                             -
     -------------------------------------------------------------------------------------------------------------------
     4.   91+ days old                                                 -
     -------------------------------------------------------------------------------------------------------------------
     5.   TOTAL  ACCOUNTS  RECEIVABLE                                  -
     -------------------------------------------------------------------------------------------------------------------
     6.   AMOUNT  CONSIDERED  UNCOLLECTIBLE                            -
     -------------------------------------------------------------------------------------------------------------------
     7.   ACCOUNTS  RECEIVABLE  (NET)                       $          -
     -------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------
                                                                          MONTH:  June 30, 1999
                                                                                  -------------
          AGING OF POSTPETITION ACCOUNTS PAYABLE
     -------------------------------------------------------------------------------------------------------------------
                                         0-30         31-60          61-90             91+
                                         DAYS         DAYS           DAYS              DAYS            TOTAL
     -------------------------------------------------------------------------------------------------------------------
          ACCOUNTS PAYABLE          $  1,879,716   $  869,245    $ 175,571.00      $ 163,275.00     $  3,087,807
     -------------------------------------------------------------------------------------------------------------------

          NOTE: Accounts payable aged over 30 days represent professional fees subject to 20% holdback provision pursuant to bankruptcy court order.

     ---------------------------------------------------
     STATUS OF POSTPETITION TAXES                                                     MONTH: June 30, 1999
                                                                                             -------------
     --------------------------------------------------------------------------------------------------------------------
                                        BEGINNING         AMOUNT                          ENDING
                                           TAX         WITHHELD AND/         AMOUNT         TAX        DELINQUENT
     FEDERAL                            LIABILITY*      0R ACCRUED            PAID       LIABILITY       TAXES
     --------------------------------------------------------------------------------------------------------------------
     1.   WITHHOLDING**                 $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     2.   FICA-EMPLOYEE**               $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     3.   FICA-EMPLOYER**               $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     4.   UNEMPLOYMENT                  $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     5.   INCOME                        $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     6.   OTHER (ATTACH LIST)           $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     7.   TOTAL FEDERAL TAXES           $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     STATE AND LOCAL
     --------------------------------------------------------------------------------------------------------------------
     8.   WITHHOLDING                   $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     9.   SALES                         $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     10.  EXCISE                        $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     11.  UNEMPLOYMENT                  $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     12.  REAL PROPERTY                 $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     13.  PERSONAL PROPERTY             $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     14.  OTHER - STATE DISABILITY      $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     15.  TOTAL STATE & LOCAL           $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     16.  TOTAL TAXES                   $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

     NOTE:   No employees were employed by the debtors during the month.

     ---------------------------------------
     DEBTORS: WORLDWIDE DIRECT, INC., et al.         ACCRUAL BASIS - 6
     ---------------------------------------

     ---------------------------------------
     CASE NUMBERS: 99-108 to 99-127 (MFW)
     ---------------------------------------


     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                                  MONTH:        June 30, 1999
     -----------------------------------                                                        -------------
     BANK RECONCILIATIONS
                                                    Account #1     Account #2   Account #3        Account #4     Account #5
     ------------------------------------------------------------------------------------------------------------------------
     A. BANK:                                       FIRSTAR        FIRSTAR      FIRSTAR           FIRSTAR        FIRSTAR
     ------------------------------------------------------------------------------------------------------------------------
     B. ACCOUNT  NUMBER:
     ------------------------------------------------------------------------------------------------------------------------
     C. PURPOSE  (TYPE):                            OPERATING      CANADA       UNITED KINGDOM    FLETCHER       MONEY MARKET
     ------------------------------------------------------------------------------------------------------------------------
       1. BALANCE PER BANK STATEMENT              $  928,512     $ 50,167      $   1,077,703     $  28,635,290  $  7,902,049
     ------------------------------------------------------------------------------------------------------------------------
       2. ADD: TOTAL DEPOSITS NOT CREDITED        $        -     $      -      $           -     $           -  $          -
     ------------------------------------------------------------------------------------------------------------------------
       3. SUBTRACT: OUTSTANDING CHECKS            $  (58,719)    $      -      $           -     $           -  $          -
     ------------------------------------------------------------------------------------------------------------------------
       4. OTHER RECONCILING ITEMS (ATTACH LIST)   $        -     $      -      $           -     $           -  $          -
     ------------------------------------------------------------------------------------------------------------------------
       5. MONTH END BALANCE PER BOOKS             $  869,793     $ 50,167      $   1,077,703     $  28,635,290  $  7,902,049
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
       6. NUMBER OF LAST CHECK WRITTEN                  1219         None               1027              None          None
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------
     INVESTMENT ACCOUNTS
     ------------------------------------------------------
                                                                    DATE OF        MATURITY         TYPE OF      PURCHASE
     BANK ACCOUNT NAME & NUMBER                                    PURCHASE          DATE         INSTRUMENT      PRICE
     ------------------------------------------------------------------------------------------------------------------------
      7. FIRSTAR TREASURY BILL ACCOUNT                           April 29, 1999    June 3, 1999   TREASURY BILL  $ 45,807,694
     ------------------------------------------------------------------------------------------------------------------------
      8. FIRSTAR TREASURY BILL ACCOUNT                           June 3, 1999      July 8, 1999   TREASURY BILL  $ 42,499,748
     ------------------------------------------------------------------------------------------------------------------------
      9.
     ------------------------------------------------------------------------------------------------------------------------
     10.
     ------------------------------------------------------------------------------------------------------------------------
     11. TOTAL INVESTMENTS
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------
     CASH
     ------------------------------------------------------------------------------------------------------------------------
     12. PETTY CASH
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     13. CURRENCY ON HAND
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     14. TOTAL CASH - END OF MONTH
     ------------------------------------------------------------------------------------------------------------------------

     -----------------------------------
     BANK RECONCILIATIONS
     -----------------------------------
     A. BANK:
     -----------------------------------------------------------------
     B. ACCOUNT NUMBER:                                TOTAL
     -----------------------------------------------------------------
     C. PURPOSE (TYPE):
     -----------------------------------------------------------------
       1. BALANCE PER BANK STATEMENT                   $  38,593,721
     -----------------------------------------------------------------
       2. ADD: TOTAL DEPOSITS NOT CREDITED             $           -
     -----------------------------------------------------------------
       3. SUBTRACT: OUTSTANDING CHECKS                 $     (58,719)
     -----------------------------------------------------------------
       4. OTHER RECONCILING ITEMS (ATTACH LIST)        $           -
     -----------------------------------------------------------------
       5. MONTH END BALANCE PER BOOKS                  $  38,535,002
     -----------------------------------------------------------------
     -----------------------------------------------------------------
     -----------------------------------------------------------------
     -----------------------------------------------------------------
       6. NUMBER OF LAST CHECK WRITTEN
     -----------------------------------------------------------------
     -------------------------------------------
     INVESTMENT ACCOUNTS
     -----------------------------------------------------------------
                                                         CURRENT
     BANK ACCOUNT NAME & NUMBER                           VALUE
     -----------------------------------------------------------------
      7. FIRSTAR TREASURY BILL ACCOUNT                     MATURED
     -----------------------------------------------------------------
      8. FIRSTAR TREASURY BILL ACCOUNT                 $  42,674,000
     -----------------------------------------------------------------
      9.
     -----------------------------------------------------------------
     10.
     -----------------------------------------------------------------
     11. TOTAL INVESTMENTS                             $  42,674,000
     -----------------------------------------------------------------
     -------------------------------------------
     CASH
     -----------------------------------------------------------------
     12. PETTY CASH                                    $         100
     -----------------------------------------------------------------
     -----------------------------------------------------------------
     13. CURRENCY ON HAND                              $  38,535,102
     -----------------------------------------------------------------
     -----------------------------------------------------------------
     14. TOTAL CASH - END OF MONTH                     $  81,209,102
     -----------------------------------------------------------------

     ----------------------------------------------------
     DEBTORS: WORLDWIDE DIRECT, INC., et al.                ACCRUAL BASIS - 7
     ----------------------------------------------------
     ----------------------------------------------------
     CASE  NUMBERS: 99-108 to 99-127 (MFW)
     ---------------------------------------------------
                                                       MONTH:     June 30, 1999
                                                                  -------------
     --------------------------------------------------------------------------
                           PAYMENTS TO INSIDERS AND PROFESSIONALS
     --------------------------------------------------------------------------
     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNTPAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     -----------------------------------------------------------------------------------------------------------------------------
                                                             INSIDERS
     -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CUMULATIVE
                                                                           TYPE OF               AMOUNT               UNPAID
     NAME                                   POSITION                       PAYMENT                PAID                BALANCE
     -----------------------------------------------------------------------------------------------------------------------------
     1. Lois Mannon                         Chief Accounting Officer       Fees                  $  9,965                 0
     -----------------------------------------------------------------------------------------------------------------------------
     2. Thaddeus Bereday                    President                      Fees & Expenses         22,491                 0
     -----------------------------------------------------------------------------------------------------------------------------
     3.
     -----------------------------------------------------------------------------------------------------------------------------
     4.
     -----------------------------------------------------------------------------------------------------------------------------
     5.
     -----------------------------------------------------------------------------------------------------------------------------
     6.
     -----------------------------------------------------------------------------------------------------------------------------
     7.
     -----------------------------------------------------------------------------------------------------------------------------
     8.
     -----------------------------------------------------------------------------------------------------------------------------
     9.
     -----------------------------------------------------------------------------------------------------------------------------
     10.
     -----------------------------------------------------------------------------------------------------------------------------
                                 TOTAL PAYMENTS TO INSIDERS                                      $ 32,456
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
                                                              PROFESSIONALS
     -----------------------------------------------------------------------------------------------------------------------------
                                                           TYPE                 DATE OF COURT
                                                            OF                ORDER AUTHORIZING     AMOUNT     AMOUNT   TOTAL PAID
                   NAME                                  PROFESSIONAL           PAYMENT            APPROVED    PAID     TO DATE
     -----------------------------------------------------------------------------------------------------------------------------
     1. Ernst & Young LLP                                Consultant           January 20, 1999     $      -    $    -   $  385.106
     -----------------------------------------------------------------------------------------------------------------------------
     2. Houlihan, Lokey, Howard & Zukin Capital          Investment Banker    January 20, 1999     $      -    $    -   $  160,000
     -----------------------------------------------------------------------------------------------------------------------------
     3. Klehr, Harrison, Harvey, Branzburg & Ellers LLP  Legal                January 20, 1999     $      -    $    -   $   22,767
     -----------------------------------------------------------------------------------------------------------------------------
     4. Munsch, Hardt, Kopf & Harr                       Legal                January 20, 1999     $      -    $    -   $  260,244
     -----------------------------------------------------------------------------------------------------------------------------
     5. Zolpho Cooper, LLC                               Consultant           January 20, 1999     $      -    $    -   $  143,290
     -----------------------------------------------------------------------------------------------------------------------------
     6.
     -----------------------------------------------------------------------------------------------------------------------------
     7.
     -----------------------------------------------------------------------------------------------------------------------------
     8.
     -----------------------------------------------------------------------------------------------------------------------------
     9.
     -----------------------------------------------------------------------------------------------------------------------------
     10.
     -----------------------------------------------------------------------------------------------------------------------------
     11. TOTAL  PAYMENTS TO PROFESSIONALS                                                          $      -    $    -   $  971,407
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     ADEQUATE PROTECTION  PAYMENTS
     -----------------------------------------------------------------------------------------------------------------------------
                                                                                 SCHEDULED           AMOUNTS
                                                                                  MONTHLY             PAID               TOTAL
                                                                                 PAYMENTS            DURING              UNPAID
                             NAME OF CREDITOR                                       DUE               MONTH           POSTPETITION
     -----------------------------------------------------------------------------------------------------------------------------
     1. NOT APPLICABLE DURING THE CURRENT REPORTING PERIOD
     -----------------------------------------------------------------------------------------------------------------------------
     2.
     -----------------------------------------------------------------------------------------------------------------------------
     3.
     -----------------------------------------------------------------------------------------------------------------------------
     4.
     -----------------------------------------------------------------------------------------------------------------------------
     5.
     -----------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL

--------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                     ACCRUAL BASIS - 8
--------------------------------------
--------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
--------------------------------------
                                     MONTH:          June 30, 1999
                                          ------------------------
--------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                       YES    NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED  OUTSIDE
    THE NORMAL COURSE OF BUSINESS DURING THIS  REPORTING  PERIOD?             X
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                X
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                          X
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                             X
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                    X
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST  DUE?                                                                X
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                          X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                     X
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                         X
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                           X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
4. Pursuant to an order of the bankruptcy court, the debtors satisfied a
--------------------------------------------------------------------------------
   $10,616,438 secured loan obligation including interest due to Fletcher
--------------------------------------------------------------------------------
   International Limited
--------------------------------------------------------------------------------
10.Pursuant to ordinary course business transactions with creditors in
--------------------------------------------------------------------------------
   accordance with standard payment terms, certain amounts were outstanding.
--------------------------------------------------------------------------------

-----------------------------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                 YES      NO
--------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
   NECESSARY INSURANCE COVERAGES IN EFFECT?                       X
--------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
--------------------------------------------------------------------------------
3. PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                 INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------------------------
          TYPE OF                                                                  PERIOD                        PAYMENT AMOUNT
           POLICY                                  CARRIER                         COVERED                        & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
1. Directors & Officers Liability                  Genesis                         10/22/98-10/22/99             $175,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
2. Directors & Officers Liability                  Agricultural Excess             10/22/98-10/22/99             $87,500 & annual
------------------------------------------------------------------------------------------------------------------------------------
3. Directors & Officers Liability                  Zurich-American                 10/22/98-10/22/99             $92,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
4.  Directors & Officers Liability                 Genesis                         10/22/98-10/22/99             $60,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
5.  Directors & Officers Liability (A-side)        Executive Risk                  12/11/98-10/22/99             $150,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
6.  Directors & Officers Liability (A-side)        Reliance Insurance Co.          12/11/98-10/22/99             $105,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
7.  Crime                                          Travelers Group                 8/6/98-8/6/99                 $3,587 & annual
------------------------------------------------------------------------------------------------------------------------------------
8.  Bond Premium                                   Harry Koch                      9/25/98-9/25/99               $500 & annual
------------------------------------------------------------------------------------------------------------------------------------
9.  Business Auto                                  Travelers Group                 3/24/99-3/24/00               $8,106 annual
------------------------------------------------------------------------------------------------------------------------------------
10. Boiler & Machinery                             Travelers Group                 3/24/99-3/24/00               $1,547 annual
------------------------------------------------------------------------------------------------------------------------------------
11. Commercial Umbrella                            Travelers Group                 3/24/99-3/24/00               $12,212 annual
------------------------------------------------------------------------------------------------------------------------------------
12. Kidnap & Ransom                                Travelers Group                 3/24/99-3/24/00               $1,133  annual
------------------------------------------------------------------------------------------------------------------------------------
13. Fiduciary Liability                            Travelers Group                 3/24/99-3/24/00               $1,002  annual
------------------------------------------------------------------------------------------------------------------------------------
14. Worker's Compensation - Illinois*              Wausau                          3/24/99-3/24/00               $547 annual
------------------------------------------------------------------------------------------------------------------------------------
15. Worker's Compensation - All Other States*      Wausau                          3/24/99-3/24/00               $17,073 annual
------------------------------------------------------------------------------------------------------------------------------------
16. Worker's Compensation - Administration Fee*    Picton Cavanaugh                3/24/99-3/24/00               $15,000 annual
------------------------------------------------------------------------------------------------------------------------------------
17. Commercial Package Policy                      Travelers Group                 3/24/99-3/24/00               $41,532 annual
------------------------------------------------------------------------------------------------------------------------------------

* Worker's Compensation and General Liability premiums are based on "estimated" payrolls. Premium adjustments may be made as actual payrolls are known.
--------------------------------------------------------------------------------

------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                      ACCRUAL BASIS - 9
------------------------------------------------------
------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
------------------------------------------------------

                                 MONTH:  June 30, 1999
                                         -------------

------------------------------------------------------------------------------------------------------------------------------------
                                  PERSONNEL *
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            FULLTIME               PART TIME
------------------------------------------------------------------------------------------------------------------------------------
1. Total number of employees at beginning of month                                             0                       0
------------------------------------------------------------------------------------------------------------------------------------
2. Number of employees hired during the month                                                  0                       0
------------------------------------------------------------------------------------------------------------------------------------
3. Number of employees terminated or resigned during the month                                 0                       0
------------------------------------------------------------------------------------------------------------------------------------
4. Total number of employees on payroll at end of month                                        0                       0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

* Effective May 1999, the Debtors no longer have any employees. Rather, the six representatives responsible for administering the bankruptcy estates have been engaged as independent contractors.


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